TRANSBIOTEC, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

             December 31, 2009 and 2010, & June 30, 2011 (Unaudited)

                                TRANSBIOTEC, INC.
                          (A Development Stage Company)
                              Financial Statements



                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----

REPORT OF INDEPENDENT REGISTERED
    PUBLIC ACCOUNTING FIRM                                                  1


FINANCIAL STATEMENTS

      Balance sheets                                                        2
      Statements of operations                                              3
      Statements of stockholders' equity                                    4
      Statements of cash flows                                              5
      Notes to financial statements                                         7

                            RONALD R. CHADWICK, P.C.
                           Certified Public Accountant
                        2851 South Parker Road, Suite 720
                             Aurora, Colorado 80014
                             Telephone (303)306-1967
                                Fax (303)306-1944



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
TransBioTec, Inc.
Seal Beach, California

I have audited the accompanying balance sheets of TransBioTec, Inc. (a development stage company) as of December 31, 2009 and 2010 and the related statements of operations, stockholders' equity and cash flows for the years then ended, and for the period from July 19, 2004 (inception) through December 31, 2010. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TransBioTec, Inc. as of December 31, 2009 and 2010, and the results of its operations and its cash flows for the years then ended, and for the period from July 19, 2004 (inception) through December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements the Company has suffered recurring losses from operations and has a working capital deficit and stockholders' equity deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Aurora, Colorado                             /s/ Ronald R. Chadwick, P.C.
August 17, 2011                              RONALD R. CHADWICK, P.C.

                                 TransBioTec,
                                      Inc.
                          (A Development Stage Company)
                                 BALANCE SHEETS



                                                                     June 30, 2011
                                        Dec. 31, 2009  Dec. 31, 2010  (Unaudited)
                                        -------------  ------------- -------------
   ASSETS
     Current assets
       Cash                             $       704    $     30,695   $  44,421
                                        -------------  ------------- -------------
         Total current assets                   704          30,695      44,421
                                        -------------  ------------- -------------
           Fixed assets - net                 9,422           2,043       1,273
                                        -------------  ------------- -------------
     Total Assets                            10,126          32,738      45,694
                                        =============  ============= ==============

   LIABILITIES & STOCKHOLDERS' EQUITY

     Current liabilities
       Accounts payable                 $   294,793     $  279,840    $ 74,965
       Accrued interest payable             260,071         508,180     516,678
       Notes payable - current -
        related parties                     577,256         594,966     558,534
       Notes payable - current                4,657               -           -
       Related party payables               361,565         130,565     157,827
       Other payables                        97,464          97,464      97,473
                                        -------------  ------------- -------------
         Total current liabilties         1,595,806       1,611,015   1,405,477
                                        -------------  ------------- -------------
       Notes payable - related
        parties                             153,879         153,879           -
                                        -------------  ------------- -------------
     Total Liabilities                    1,749,685       1,764,894   1,405,477
                                        -------------  ------------- -------------

     Stockholders' Equity
       Common stock, $.01 par
        value; 100,000,000 shares
        authorized;2,961,000 shares
        issued and 2,161,000
        outstanding (2009),
        3,117,000 shares issued and
        2,342,000 outstanding
        (2010), & 3,475,544 shares
        issued and 2,779,544
        outstanding (2011)                   29,610         31,170       34,755
       Additional paid in capital         7,602,009      8,098,398    8,705,779
       Treasury stock at cost;
        800,000 (2009), 775,000
        (2010) & 696,000 (2011)
        common shares                      (250,000)      (242,187)    (217,499)
       Deficit accumulated
        during the development
        stage                            (9,121,178)    (9,619,537)  (9,882,818)
                                        -------------  ------------- -------------


     Total Stockholders' Equity          (1,739,559)    (1,732,156)  (1,359,783)
                                        -------------  ------------- --------------


     Total Liabilities and
      Stockholders' Equity              $    10,126     $   32,738    $  45,694
                                        =============  ============= ==============


          The accompanying notes are an integral part of the financial statements.

                                TransBioTec, Inc.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                                                                      Period From
                                                                                                    Period From      July 19, 2004
                                                                  Six Months       Six Months      July 19, 2004      (Inception)
                                                                     Ended            Ended         (Inception)           To
                               Year Ended       Year Ended      June 30, 2010     June 30, 2011          To          June 30, 2011
                             Dec. 31, 2009     Dec. 31, 2010     (Unaudited)       (Unaudited)     Dec. 31, 2010      (Unaudited)
                             ---------------  ----------------  ---------------  ----------------  ---------------  ----------------

   Revenues                  $           -    $           -     $           -    $            -    $         -      $           -
                             ---------------  ----------------  ---------------  ----------------  ---------------  ----------------
                                         -                -                 -                 -              -                  -
                             ---------------  ----------------  ---------------  ----------------  ---------------  ----------------

   Operating expenses:
     Amortization &
      depreciation                  10,140            7,379             3,690               770         74,832             75,602
     General and
      administrative               790,323          242,383           159,595           150,062      9,044,362          9,194,424
                             ---------------  ----------------  ---------------  ----------------  ---------------  ----------------
                                   800,463          249,762           163,285           150,832      9,119,194          9,270,026
                             ---------------  ----------------  ---------------  ----------------  ---------------  ----------------

   Gain (loss) from
    operations                    (800,463)        (249,762)         (163,285)         (150,832)    (9,119,194)        (9,270,026)
                             ---------------  ----------------  ---------------  ----------------  ---------------  ----------------

   Other income (expense):
        Interest expense          (208,001)        (248,597)         (124,300)         (112,449)      (500,343)          (612,792)
                             ---------------  ----------------  ---------------  ----------------  ---------------  ----------------

   Income (loss) before
    provision for
    income taxes                (1,008,464)        (498,359)         (287,585)         (263,281)    (9,619,537)        (9,882,818)

   Provision for income
    tax                                  -                -                 -                 -              -                  -
                             ---------------  ----------------  ---------------  ----------------  ---------------  ----------------
   Net income (loss)         $  (1,008,464)   $    (498,359)    $    (287,585)   $     (263,281)   $(9,619,537)     $  (9,882,818)
                             ===============  ================  ===============  ================  ===============  ================

   Net income (loss) per
    share

   (Basic and fully
    diluted)                 $       (0.48)   $       (0.23)    $       (0.13)   $        (0.10)
                             ===============  ================  ===============  ================

   Weighted average
    number of
    common shares
    outstanding              $   2,109,150    $   2,184,000     $   2,166,000    $   2,618,863
                             ===============  ================  ===============  ================

               The accompanying notes are an integral part of the
                             financial statements.

                         TransBioTec, Inc.
                          (A Development Stage Company)
                       STATEMENTS OF STOCKHOLDERS' EQUITY




                                                                                                       Deficit
                                                                                                     Accumulated
                                             Common Stock             Additional                     During The
                                                      Amount           Paid in         Treasury      Development    Stockholders'
                                        Shares       ($.01 Par)        Capital          Stock           Stage          Equity
                                     -------------  --------------  ---------------  -------------  --------------  -------------

   Balances at December 31, 2008     2,865,200      $     28,652    $   7,483,467    $  (250,000)   $  (8,112,714)  $   (850,595)

   Option exercise                      50,000               500            4,500                                          5,000

   Sales of common stock                25,000               250           62,250                                         62,500

   Stock issued for note
    conversion                          20,800               208           51,792                                         52,000

   Net income (loss) for the year                                                                      (1,008,464)    (1,008,464)
                                     -------------  --------------  ---------------  -------------  --------------  -------------

   Balances at December 31, 2009     2,961,000      $     29,610    $   7,602,009    $   (250,000)  $  (9,121,178)  $ (1,739,559)

   Sales of common stock (26,000
    shares newly issued and 25,000
    shares sold out of treasury)        26,000               260          119,427           7,813                        127,500

   Stock issued for debt               130,000             1,300          323,700                                        325,000

   Option issuances                                                        53,262                                         53,262

   Net income (loss) for the year                                                                        (498,359)      (498,359)
                                     -------------  --------------  ---------------  -------------  --------------  -------------

   Balances at December 31, 2010     3,117,000      $     31,170    $   8,098,398    $   (242,187)  $  (9,619,537)  $ (1,732,156)

   Option exercise                      10,000               100              900                                          1,000

   Sales of common stock (79,000
    shares sold out of treasury)             -                 -          172,812          24,688                        197,500

   Stock issued for note
    conversion                         288,544             2,885          287,159                                        290,044

   Stock issued for debt                60,000               600          146,510                                        147,110

   Net income (loss) for the
    period                                                                                               (263,281)      (263,281)
                                     -------------  --------------  ---------------  -------------  --------------  -------------
   Balance at June 30, 2011 -
    Unaudited                        3,475,544      $     34,755    $   8,705,779    $   (217,499)  $  (9,882,818)  $ (1,359,783)
                                     =============  ==============  ===============  =============  ==============  =============

               The accompanying notes are an integral part of the
                             financial statements.

                                TransBioTec, Inc.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                             Period From
                                                            Six Months       Six Months      Period From    July 19, 2004
                                                               Ended            Ended       July 19, 2004   (Inception) To
                            Year Ended      Year Ended     June 30, 2010    June 30, 2011  (Inception) To   June 30, 2011
                          Dec. 31, 2009    Dec. 31, 2010    (Unaudited)      (Unaudited)    Dec. 31, 2010    (Unaudited)
                         ---------------  --------------  ---------------  ---------------  -------------   --------------

Cash Flows From
Operating Activities:
   Net income (loss)     $  (1,008,464)   $   (498,359)   $    (287,585)   $    (263,281)   $ (9,619,537)   $  (9,882,818)

   Adjustments to
    reconcile net loss
    to net cash provided
    by (used for)
    operating activities:
   Amortization &
    depreciation                 10,140          7,379            3,690              770          74,832           75,602
   Compensatory equity
    issuances                         -         53,262           53,262                -       6,339,317        6,339,317
   Asset write offs              37,513              -                -                -          37,513           37,513
   Other assets                     283              -                -                -               -                -
   Accrued payables             536,281        342,966          215,474           81,392       1,321,346        1,402,738
   Note pay. benefical
    conversion expense                               -                -                -         203,564          203,564
   Original issue
    discount - interest
    expense                      40,000              -                -                -          40,000           40,000
                          ---------------  --------------  ---------------  ---------------  -------------   --------------
    Net cash provided
     by (used for)
     operating activities      (384,247)       (94,752)         (15,159)        (181,119)     (1,602,965)      (1,784,084)
                          ---------------  --------------  ---------------  ---------------  -------------   --------------
    Fixed asset purchases             -              -                -                -         (76,875)         (76,875)
                          ---------------  --------------  ---------------  ---------------  -------------   --------------
    Net cash provided
     by (used for)
     investing activities             -              -                -                -         (76,875)         (76,875)
                          ---------------  --------------  ---------------  ---------------  -------------   --------------


                         (Continued On Following Page)

    The accompanying notes are an integral part of the financial statements.

                               TransBioTec, Inc.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS


                         (Continued From Previous Page)


                                                                                                             Period From
                                                            Six Months       Six Months      Period From    July 19, 2004
                                                               Ended            Ended       July 19, 2004   (Inception) To
                            Year Ended      Year Ended     June 30, 2010    June 30, 2011  (Inception) To   June 30, 2011
                          Dec. 31, 2009    Dec. 31, 2010    (Unaudited)      (Unaudited)    Dec. 31, 2010    (Unaudited)
                         ---------------  --------------  ---------------  ---------------  -------------   --------------
Cash Flows From Financing
 Activities:
   Notes & loans
    payable - borrowings        253,651          5,000            5,000            2,845         770,261         773,106
   Notes & loans
    payable - payments          (19,469)        (7,757)          (2,328)          (6,500)        (27,226)        (33,726)
   Repurchase of
    treasury stock                    -              -                -                -        (250,000)       (250,000)
   Equity issuances              67,500        127,500           12,500          198,500       1,217,500       1,416,000
                          ---------------  --------------  ---------------  ---------------  -------------   --------------
   Net cash provided by
    (used for) financing
    activities                  301,682        124,743           15,172          194,845       1,710,535       1,905,380
                          ---------------  --------------  ---------------  ---------------  -------------   --------------

   Net Increase (Decrease)
    In Cash                     (82,565)        29,991               13           13,726          30,695          44,421

   Cash At The Beginning Of
    The Period                   83,269            704              704           30,695               -               -
                          ---------------  --------------  ---------------  ---------------  -------------   --------------
   Cash At The End Of The
    Period                $         704    $    30,695     $        717     $     44,421     $    30,695     $    44,421
                          ===============  ==============  ===============  ===============  =============   ==============


   Schedule Of Non-Cash
    Investing And Financing
    Activities

   Compensatory equity
    issuances             $           -    $    53,262     $          -     $          -     $ 6,339,317     $ 6,339,317

   Debt converted to
    capital               $      52,000    $   325,000     $          -     $    437,154     $   377,000     $   814,154

   Supplemental
    Disclosure

   Cash paid for
    interest              $         544    $       488     $        244     $          -     $     6,672     $     6,672

   Cash paid for
    income taxes          $           -    $         -     $          -     $          -     $         -     $         -


                 The accompanying notes are an integral part of
                           the financial statements.

                                TRANSBIOTEC, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
             December 31, 2009 and 2010, & June 30, 2011 (Unaudited)


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

TransBioTec, Inc. (the "Company") was incorporated in the State of California on July 19, 2004. The Company has developed and plans to market and sell a non-invasive alcohol sensing system which includes an ignition interlock. The Company is currently considered to be in the development stage, and has not generated revenues from its activities.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
-------------------------

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Accounts receivable
-------------------

The Company reviews accounts receivable periodically for collectability and establishes an allowance for doubtful accounts and records bad debt expense when deemed necessary. At December 31, 2009 and 2010, and June 30, 2011 the Company had no balance in accounts receivable or the allowance for doubtful accounts.

Property and equipment
----------------------

Property and equipment are recorded at cost and depreciated under straight line methods over each item's estimated useful life.

Revenue recognition
-------------------

Revenue is recognized on an accrual basis as earned under contract terms. The Company has had no revenues to date

                                TRANSBIOTEC, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
           December 31, 2009 and 2010, & June 30, 2011 (Unaudited)


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

Advertising costs
-----------------

Advertising costs are expensed as incurred. The Company recorded no material advertising costs in 2009 or 2010, or for the six months ended June 30, 2011.

Income tax
----------

The Company accounts for income taxes pursuant to ASC 740. Under ASC 740 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net income (loss) per share
---------------------------

The net income (loss) per share is computed by dividing the net income (loss) by the weighted average number of shares of common outstanding. Warrants, stock options, and common stock issuable upon the conversion of the Company's preferred stock (if any), are not included in the computation if the effect would be anti-dilutive and would increase the earnings or decrease loss per share.

Financial Instruments
---------------------

The carrying value of the Company's financial instruments, as reported in the accompanying balance sheets, approximates fair value.

Long-Lived Assets
-----------------

In accordance with ASC 350, the Company regularly reviews the carrying value of intangible and other long-lived assets for the existence of facts or circumstances, both internally and externally, that may suggest impairment. If impairment testing indicates a lack of recoverability, an impairment loss is recognized by the Company if the carrying amount of a long-lived asset exceeds its fair value.

Products and services, geographic areas and major customers
-----------------------------------------------------------

The Company is currently in the developmental stage and has no revenue.

                                TRANSBIOTEC, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
             December 31, 2009 and 2010, & June 30, 2011 (Unaudited)


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

Stock based compensation
------------------------

The Company accounts for employee and non-employee stock awards under ASC 718, whereby equity instruments issued to employees for services are recorded based on the fair value of the instrument issued and those issued to non-employees are recorded based on the fair value of the consideration received or the fair value of the equity instrument, whichever is more reliably measurable.

NOTE 2. RELATED PARTY TRANSACTIONS

At year end 2009 and 2010, and June 30, 2011 the Company had payables due to officers for accrued compensation of $361,565, $130,565, and $157,827.

In 2009 a related party shareholder converted $52,000 in note principal and interest into 20,800 common shares. In 2010 an officer converted $325,000 in compensation owed him into 130,000 common shares. During the six months ended June 30, 2011 related party shareholders converted $290,044 in note principal and interest into 288,544 common shares.

NOTE 3. FIXED ASSETS

Fixed asset values recorded at cost are as follows:

                                                              (Unaudited)
                                          December 31,         March 31,
                                      2009          2010         2011
                                      ----          ----         ----

Automobile                         $ 33,383      $ 33,383       $ 33,383
Office and Lab Equipment             31,896        31,896         31,896
Furniture and fixtures               11,596        11,596         11,596
                                     ------        ------         ------
                                     76,875        76,875         76,875
Less accumulated depreciation       (67,453)      (74,832)       (75,602)
                                  ---------      --------       --------

Total                              $  9,422      $  2,043       $  1,273
                                  =========      ========       ========

                                TRANSBIOTEC, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
             December 31, 2009 and 2010, & June 30, 2011 (Unaudited)


NOTE 3. FIXED ASSETS (cont'd)

Depreciation expense in 2009 and 2010, and for the six months ended June 30, 2011 was $10,140, $7,379 and $770 respectively.


NOTE 4. NOTES PAYABLE

                                                              (Unaudited)
                                          December 31,         June 30,
                                      2009          2010         2011
                                      ----          ----         ----
Note payable to related party,
unsecured, due 8/3/2012,
interest rate 0%                    $  1,950      $  1,950      $  1,950

Note payable to related party,
unsecured, due 9/17/2008,
convertible at holder's
option at $1 per share,
interest rate 10% plus agreed
upon amounts                        $187,256      $184,156      $      0

Note payable to related party,
unsecured, due 12/15/2013,
monthly interest due,
convertible at holder's
option at $2.50 per share,
interest rate 22.1%                 $150,000      $150,000      $150,000

Note payable to related party,
unsecured, due 05/28/2009,
convertible at holder's option
at $2.50 per share, original
issue discount of 20%, with
interest at $444 per day after
due date                            $240,000      $240,000      $240,000

Note payable to related party,
unsecured, due 07/27/2012,
convertible at holder's option
at $2.50 per share,
interest rate 8%                    $151,929      $151,929      $154,774

                                TRANSBIOTEC, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
             December 31, 2009 and 2010, & June 30, 2011 (Unaudited)


NOTE 4. NOTES PAYABLE (cont'd)


                                                              (Unaudited)
                                          December 31,         June 30,
                                      2009          2010         2011
                                      ----          ----         ----
Notes payable to related parties,
unsecured, due 01/29/2011,
convertible at holder's option
at $2.50 per share, interest
rate 9%                             $      -      $  5,000      $      -

Notes payable to related parties,
unsecured, due 12/31/2012,
interest rate 0%                    $      -      $ 15,810      $ 11,810

Note payable to Ford Motor Credit,
secured, payment $584.25 per month  $  4,657      $      -      $      -
                                    --------      --------      --------
                                    $735,792      $748,845      $558,534
Less current portion                (581,913)     (594,966)     (558,534)
                                    --------      --------      --------

Long-term portion                   $153,879      $153,879      $      0
                                    ========      ========      ========


Required principal payments from December 31, 2010 forward are as follows:

                  2011              $   581,913
                  2012                  153,879
                                    -----------
                                    $   735,792
                                    ===========

Interest expense under notes payable in 2009 and 2010, and for the six months ended June 30, 2011 was $206,078, $238,851, and $107,575.

                                TRANSBIOTEC, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
           December 31, 2009 and 2010, & June 30, 2011 (Unaudited)


NOTE 5. INCOME TAXES

Deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses. These loss carryovers are limited under the Internal Revenue Code should a significant change in ownership occur.

At December 31, 2009 and 2010 the Company had net operating loss carryforwards of approximately $604,000 and $1,045,000 respectively, which begin to expire in 2027. The deferred tax asset of at each date of $120,000 and $209,000 created by the net operating losses has been offset by a 100% valuation allowance. The change in the valuation allowance in 2009 and 2010 was approximately $21,000 and $89,000.


NOTE 6.  STOCK OPTIONS

The Company accounts for employee and non-employee stock options under ASC 718, whereby option costs are recorded based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. Unless otherwise provided for, the Company covers option exercises by issuing new shares.

The Company's stock option activity is described below.

Non-employee stock options
--------------------------

At the beginning of 2009 the Company had 60,000 non-employee stock options outstanding, allowing the holder to purchase one share of common stock per option, exercisable at $0.10 per share, with terms expiring from 2011 - 2013. During the year 50,000 options were exercised, and no options expired, leaving a 2009 year end outstanding balance of 10,000 non-employee stock options expiring in December 2011.

During 2010 the Company granted 22,500 options for services, allowing the holder to purchase one share of common stock per option, with 22,500 options exercisable immediately at prices from $0.10 - $0.15 per share with the option terms expiring from January 2012 through January 2015. During 2010 no options were exercised, and no options expired, leaving a 2010 year end outstanding balance of 32,500 non-employee stock options. The fair value of the 22,500 options granted in 2010 was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk free interest rate of 1.08% - 2.67%, dividend yield of 0%, expected lives of 2 - 5 years, volatility of 100%. The Company incurred and recorded compensation expense under these stock option grants of $53,262 in 2010.


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                                TRANSBIOTEC, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
           December 31, 2009 and 2010, & June 30, 2011 (Unaudited)


NOTE 6.  STOCK OPTIONS (cont'd)

During the six months ended June 30, 2011 10,000 options were exercised, and no options expired, leaving a June 30, 2011 outstanding balance of 22,500 non-employee stock options, exercisable at prices from $0.10 - $0.15 per share with the option terms expiring from January 2012 through January 2015.

Employee stock options
----------------------

The Company had no outstanding employee stock options in 2009 or 2010, or during the six months ended June 30, 2011.


NOTE 7. GOING CONCERN

The Company has suffered recurring losses from operations and has a working capital deficit and stockholders' deficit, and in all likelihood will be required to make significant future expenditures in connection with continuing marketing efforts along with general administrative expenses. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The Company may raise additional capital through the sale of its equity securities, through an offering of debt securities, or through borrowings from financial institutions or others. By doing so, the Company hopes to generate revenues from sales of its alcohol sensing and ignition lock systems. Management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.

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